SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549

                          FORM 8-K
                       CURRENT REPORT

             Pursuant to Section 13 or 15(d) of
             The Securities Exchange Act of 1934

        Date of Report (date of earliest event reported):
                     December 10, 1999

                     XEROX CREDIT CORPORATION
   (Exact name of registrant as specified in its charter)

 Delaware              1-8133                06-1024525
 (State or other       (Commission File      (IRS Employer
 jurisdiction of       Number)               Identification
 incorporation)                              No.)

                  100 First Stamford Place
                     P. O. Box 10347
            Stamford, Connecticut  06904-2347
    (Address of principal executive offices)(Zip Code)

    Registrant's telephone number, including area code:
                      (203) 325-6600












Item 5.  Other Events

Xerox Corporation ("Xerox"), ultimate parent of Registrant, announced on December 10, 1999 that it estimates that fourth quarter earnings per share could be approximately 40 percent lower than the First Call consensus estimate.

"Xerox stated that this is a preliminary estimate because December remains the most important month of the fourth quarter. However, based on results for October and November, and an outlook of December, there is sufficient information to confirm the factors that affected the third quarter have intensified:

1. High-end printing and publishing equipment sales are significantly constrained because of a focus on Y2K mitigation efforts and customer network lockdowns, which appear to be intensifying in December.

2. The effects of the U.S. customer administration reorganization have intensified, resulting in higher than anticipated expenses, including bad debts. This also continued to impact sales productivity.

3. Profits from the Brazilian operation will be substantially below fourth quarter expectations as a result of the continuing economic weakness following the major currency devaluation earlier this year.

4. The strengthening of the U.S. dollar against European currencies thus far this quarter has unfavorably impacted translation of European revenues and profits.

Xerox expects the first three of these factors will improve during 2000.

As Xerox approaches the January 1 realignment of its sales organization to an industry solutions focus, the fourth quarter is also affected by continued lower sales productivity in the U.S. and Europe. The unfavorable mix in a number of product segments and competitive pricing pressures, which affected the third quarter, also continued."

Xerox stated that it plans to announce fourth quarter results on January 25, 2000.

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Forward-Looking Statements

From time to time Xerox Credit Corporation (the Registrant or the Company) and its representatives may provide information, whether orally or in writing, including certain statements in this Form 8-K which are deemed to be "forward-looking" within the meaning of the Private Securities Litigation Reform Act of 1995 ("Litigation Reform Act"). These forward-looking statements and other information relating to the Company and Xerox are based on the beliefs of management as well as assumptions made by and information currently available to management.

The words "anticipate," "believe," "estimate," "expect," "intend," "will," and similar expressions, as they relate to the Company or Xerox or the Company's or Xerox' management, are intended to identify forward-looking statements. Such statements reflect the current views of the Registrant or Xerox with respect to future events and are subject to certain risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those described herein as anticipated, believed, estimated or expected. Neither the Registrant nor Xerox intends to update these forward-looking statements.

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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly authorized this report to be signed on its behalf by the undersigned duly authorized.

                                         XEROX CREDIT ORPORATION

                                             /s/ MARTIN S. WAGNER
                                         --------------------------------
                                         By: MARTIN S. WAGNER
                                             Secretary

Dated: December 13, 1999